SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS International Value Opportunities Fund (Effective on June 21, 2010: DWS Dreman International Value Fund)

Effective on June 21, 2010, the fund will change its name to DWS Dreman International Value Fund.

The first paragraph of the summary prospectus is deleted and replaced with the following:

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find  the fund’s prospectus, Statement of Additional Information and other information about the fund online at https://www.dws-investments.com/mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, C), (800) 730-1313 (INST) and (800) 728-3337 (S) or asking your financial advisor. The prospectus and Statement of Additional Information, both dated December 1, 2009, as supplemented, are incorporated by reference into this Summary Prospectus.

Effective on June 21, 2010, the following information replaces similar disclosure in the “PRINCIPAL INVESTMENT STRATEGY” section of the summary prospectus:

Main investments. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of non–US companies. The fund typically achieves its equity exposure to non–US equity securities through investing in American Depositary Receipts (ADRs), but not limited to investments in ADRs. The fund may invest up to 50% of its assets in emerging markets securities. The fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities. The fund may also invest up to 20% of its assets in cash equivalents, US investment–grade fixed–income securities, and US stocks and other equities.

Management process. Portfolio management employs a value strategy and looks for companies it believes are undervalued. These are typically companies that portfolio management believes have been historically sound but are temporarily out of favor. Portfolio management uses a variety of quantitative screens to compare a company’s stock price to earnings, book value, cash flow and dividend yield, and analyze individual companies to identify those that portfolio management believes are financially sound and appear to have strong potential for long–term growth. The company valuations are compared on an absolute basis as well as within their respective industries.

To further narrow the universe, portfolio management analyzes factors such as price momentum, earnings estimate revisions and fundamental changes. After narrowing the universe through a combination of qualitative and fundamental research, portfolio management evaluates and selects the 45 to 60 stocks typically held by the fund.

Effective on June 21, 2010, the following information supplements the “PAST PERFORMANCE” section of the summary prospectus:

The index benchmark for the fund has been changed from the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index to the Russell Global Ex–US Value Index, because portfolio management believes that it better reflects the fund’s investment strategy.

Effective on June 21, 2010, the following information replaces similar disclosure in the “MANAGEMENT” section of the summary prospectus:

Subadvisor

Dreman Value Management, L.L.C.

Portfolio Manager(s)

E. Clifton Hoover, Jr. Co–Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the fund. Joined the fund in 2010.

David N. Dreman. Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2010.

Wesley Wright. Portfolio Manager of the fund. Joined the fund in 2010.

Please Retain This Supplement for Future Reference
June 18, 2010
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